John Hancock Variable Insurance Trust
Supplement dated December 13, 2012
To the Prospectus dated April 30, 2012
American Global Small Capitalization Trust
American High-Income Bond Trust
          Fund Reorganizations
On December 12, 2012, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the following reorganizations:

Acquired Fund	Acquiring Fund
American Global Small Capitalization Trust	American Global Growth Trust
American High-Income Bond Trust	High Yield Trust
A meeting of the shareholders of each Acquired Fund has been scheduled for Wednesday, April 10, 2013 to seek approval of the respective reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, April 26, 2013. The consummation of each reorganization is not contingent upon the consummation of any other reorganization.